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                                 EXHIBIT 1.1
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                      PIEDMONT NATURAL GAS COMPANY, INC.


                               DEBT SECURITIES


                            UNDERWRITING AGREEMENT



                                                                          , 199
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As [Representative(s) of] the Several Underwriters,

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Gentlemen:

         Piedmont Natural Gas Company, Inc., a North Carolina corporation (the "Company"), confirms its agreement with the several Underwriters listed in Schedule A hereto (the "Underwriters", which term may refer to a single Underwriter if only one is listed in Schedule A) as follows:

                 1. DESCRIPTION OF SECURITIES. The Company proposes to issue and sell to the several Underwriters securities of the title, amount and particular terms set forth or referred to in Schedule B hereto ("Securities"). The Securities are to be issued under the Indenture, dated as of April 1, 1993, between Piedmont Natural Gas Company, Inc., a New York corporation (the "Predecessor Company"), and Citibank, N.A., as trustee (the "Trustee"), as amended by the First Supplemental Indenture, dated as of February 25, 1994, among the Company, the Predecessor Company and the Trustee (collectively, the "Indenture").

                 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter that:
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                 (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). Two registration statements on such form (with the file numbers set forth in Schedule B hereto) with respect to the Securities, including a prospectus, have been prepared by the Company in conformity with the requirements of the Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act") and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission ("Commission") thereunder and filed with the Commission and have become effective. Such registration statements and prospectus may have been amended or supplemented prior to the date of this Agreement; any such amendment or supplement was so prepared and filed, and any such amendment filed after the effective date of the registration statement to which it relates has become effective. No stop order suspending the effectiveness of either registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement ("Prospectus Supplement") setting forth the terms of the Securities and of their sale and distribution has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations). Copies of such registration statements and prospectus, any such amendment or supplement and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the registration statements and of each amendment thereto for each of you and for counsel for the Underwriters) have been delivered to you. Such registration statements, as they may have heretofore been amended, are collectively referred to herein as the "Registration Statements" and individually referred to herein as a "Registration Statement", and the final form of prospectus included in the Registration Statements, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus". Each form of Prospectus, or Prospectus and Prospectus Supplement, if any, heretofore made available for use in offering the Securities is referred to herein as a "Preliminary Prospectus". Any reference herein to a Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to a Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

                 (b) Each part of the Registration Statements, when such part became or becomes effective, each Preliminary Prospectus (if any) on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; each part of the Registration Statements, when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated





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         therein or necessary to make the statements therein not misleading;
         each Preliminary Prospectus (if any), on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. The Indenture, including any amendment and supplement thereto, pursuant to which the Securities will be issued, conforms, or, in the case of any amendment or supplement filed after the date of this Agreement, will conform with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder.

                 (c) The financial statements of the Company and its subsidiaries set forth in the Registration Statements and Prospectus fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein).

                 (d) The Company and each of its significant subsidiaries within the meaning of Regulation S-X (individually, a "Subsidiary", and collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business; and all of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances.

                 (e) The Indenture and the Securities have been duly authorized, the Indenture has been duly qualified under the Trust Indenture Act, executed and delivered and constitutes, and the Securities, when duly executed, authenticated, issued and delivered as contemplated hereby and by the Indenture, will constitute, valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, arrangement or other similar laws now or hereafter in effect affecting the rights of creditors generally and general principles of equity and rules of law governing and limiting the availability of specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).





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                 (f) There is no pending or threatened action, suit or
         proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statements which is not adequately disclosed in the Prospectus, there is no statute required to be described in the Prospectus that is not described as required, and there is no franchise, contract or other document of a character required to be described in the Registration Statements or Prospectus, or to be filed as an exhibit, which is not described or filed as required, and the description in the Registration Statements and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown.

                 (g) The Company's authorized equity capitalization is as set forth in the Prospectus (if contained therein).

                 (h) The execution, delivery and performance of the Indenture, of this Agreement and of any Delayed Delivery Contracts (as hereinafter defined), the issuance and sale of the Securities, the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with, result in a breach of, or constitute a default under the Articles of Incorporation or By-laws of the Company or the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or bound, or any statute, rule, order or regulation applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

                 (i) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and as may be required under state securities laws and such other approvals as have been obtained.

                 (j) This Agreement has been, and any Delayed Delivery Contracts will be, duly authorized, executed and delivered by the Company.

                 (k) The Company and its subsidiaries have all necessary franchises or permits for natural gas operations in all communities now served, except as set forth in the Registration Statements and except where the failure to be so authorized by franchise or permit does not materially affect the right of the Company or such subsidiary to the use of its properties or the conduct of its business; and the franchises of the Company and its subsidiaries referred to in the Registration Statements are good and valid except for and subject only to such defects as may be set forth or referred to in the Registration





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         Statements, and such others as do not materially affect the right of the Company or such subsidiary to the use of its properties or the conduct of its business, and said franchises impose no materially burdensome restrictions.

                 (l) The Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 3. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule B hereto, the amount of Securities set forth opposite the name of such Underwriter in Schedule A hereto less the reduction for such Underwriter's portion of any Contract Securities determined as provided below.

                 If so authorized in Schedule B hereto, the Underwriters may solicit offers from investors of the types set forth in the Prospectus to purchase Securities from the Company pursuant to delayed contracts ("Delayed Delivery Contracts"). Such contracts shall be substantially in the form of
Exhibit I hereto but with such changes therein as the Company may approve. Securities to be purchased pursuant to Delayed Delivery Contracts are herein called "Contract Securities". When Delayed Delivery Contracts are authorized in Schedule B, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the minimum amount of Contract Securities set forth in Schedule B hereto, and the aggregate amount of Contract Securities may not exceed the amount set forth in such Schedule. The Company will advise you not later than 10:00 A.M., New York City time, on the third full business day preceding the Closing Date (or at such later time as you may otherwise agree) of the sales of Contract Securities that have been so approved. You and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

                 The amount of Securities to be purchased by each Underwriter as set forth in Schedule A hereto shall be reduced by an amount that shall bear the same proportion to the total amount of Contract Securities as the amount of Securities set forth opposite the name of such Underwriter bears to the total amount of Securities set forth in Schedule A hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company; provided, however, that the total amount of Securities to be purchased by all Underwriters shall be the total amount of Securities set forth in Schedule A hereto less the aggregate amount of Contract Securities.

                 The Securities to be purchased by the Underwriters will be delivered by the Company to you for the accounts of the several Underwriters at the office specified in Schedule





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B hereto against payment of the purchase price therefor by the method, in the funds, on the date and at the times specified in such Schedule B, or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Closing Date".
If Schedule B indicates that the Securities are to be delivered in definitive form, such Securities shall be in such authorized denominations and registered in such names as you may request upon at least two business days' prior notice to the Company and will be made available for checking and packaging at the office at which they are to be delivered at the Closing Date (or such other office as may be specified for that purpose in Schedule B) at least one business day prior to the Closing Date. If Schedule B indicates that the Securities are to be delivered in global book-entry form, such Securities shall be in the denominations specified in the applicable letter of representations between the Company, the Trustee and The Depository Trust Company ("DTC"), shall be registered in the name of DTC or a nominee of DTC and shall be made available for checking at the office at which they are to be delivered at the Closing Date (or such other office as may be specified for that purpose in Schedule B) at least one business day prior to the Closing Date.

                 It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

                 The Company will pay to you, at the Closing Date, for the account of each Underwriter any commission or other compensation that is specified in Schedule B hereto. Such payment will be made by certified or official bank check or checks in New York Clearing House (next day) funds or, if specified in Schedule B, may be deducted by you from the purchase price of the Securities.

                 4. COVENANTS. The Company covenants and agrees with each Underwriter that:

                 (a) The Company will cause the Prospectus Supplement to be filed as required by Section 2(a) hereof (but only if you have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify you promptly of such filing. During the period in which a prospectus relating to the Securities is required to be delivered under the Act, the Company will notify you promptly of the time when any subsequent amendment to either Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to either Registration Statement or the Prospectus or for additional information; it will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statements or Prospectus that, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; it will file no amendment or supplement to the Registration Statements or Prospectus (other than any prospectus supplement relating to the offering of other securities registered under





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         the Registration Statements or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; and it will furnish to you at or prior to the filing thereof a copy of any such prospectus supplement or any document that upon filing is deemed to be incorporated by reference in the Registration Statements or Prospectus.

                 (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of either Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                 (c) Within the time during which a prospectus relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement either Registration Statement or the Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement such Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                 (d) The Company will use its best efforts to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction. The Company will also arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as you reasonably request.

                 (e) The Company will furnish to the Underwriters copies of the Registration Statements, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statements or Prospectus that are filed with the Commission during the period in which a prospectus relating to the Securities is required to be delivered under the Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case





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         as soon as available and in such quantities as you may from time to time reasonably request.

                 (f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                 (g) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all authorized expenses incident to the performance of its obligations hereunder, will pay the expenses of printing all documents relating to the offering, and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel) incurred by them in connection with the matters referred to in Section 4(d) hereof and the preparation of memoranda relating thereto, for any filing fee of the National Association of Securities Dealers, Inc. relating to the Securities, for any fees charged by investment rating agencies for rating the Securities and, if the Securities are issued in global book-entry form, for any fees charged by DTC. If the sale of Securities to be purchased by the several Underwriters as provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                 (h) The Company will apply the net proceeds from the sale of the Securities as set forth in the Prospectus and Prospectus Supplement.

                 (i) The Company will not, directly or indirectly, offer or sell, or determine to offer or sell, any debt securities that are substantially similar to the Securities (except under prior contractual commitments) during the period beginning at the time of execution of this Agreement and ending on the first business day after the Closing Date without your prior written consent.





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                 5.  CONDITIONS OF UNDERWRITERS' OBLIGATIONS.  The obligations of the several Underwriters to purchase and pay for Securities as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                 (a) No stop order suspending the effectiveness of either Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in either Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                 (b) No Underwriter shall have advised the Company that either Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in your opinion is material, or omits to state a fact that in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                 (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statements and the Prospectus, there shall not have been any change, on a consolidated basis, in the capital stock, long-term debt of the Company and its subsidiaries, or any adverse change, or any development involving a prospective adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries, or any change in the rating assigned to any securities of the Company, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

                 (d) You shall have received the opinion of Amos & Jeffries, L.L.P., counsel for the Company, dated the Closing Date, to the effect that:

                          (i) The Company and each of its significant
                 subsidiaries within the meaning of Regulation S-X (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business; and all of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid





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                 and non-assessable, and, except as otherwise set forth in the
                 Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the best knowledge of such counsel, any other security interest, claims, liens or encumbrances;

                          (ii) The Indenture and the Securities have been duly
                 authorized, the Indenture has been duly qualified under the Trust Indenture Act, executed and delivered, the Securities purchased by the Underwriters have been duly executed, authenticated, issued and delivered, and the Indenture and such Securities constitute, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the Indenture and the Delayed Delivery Contracts, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, insolvency, moratorium, reorganization, arrangement or other similar laws now or hereafter in effect affecting the rights of creditors generally and general principles of equity and rules of law governing and limiting the availability of specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                          (iii) To the best knowledge of such counsel, there is
                 no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statements by Item 103 of Regulation S-K which is not disclosed in the Prospectus, there is no statute required to be described in the Prospectus that is not described as required, and there is no franchise, contract or other document of a character required to be described in the Registration Statements or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown;

                          (iv) The Registration Statements have become
                 effective under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Act specified in such opinion on the date specified therein, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statements or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;





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                          (v) Each part of the Registration Statements, when
                 such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; such counsel has no reason to believe that either any part of the Registration Statements, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at the Closing Date, included an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data included in any of the documents mentioned in this clause;

                          (vi) The Company's authorized equity capitalization
                 is as set forth in the Prospectus (if contained therein).

                          (vii) No consent, approval, authorization or order of
                 any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and as may be required under state securities laws and such other approvals (specified in such opinion) as have been obtained;

                          (viii) The execution, delivery and performance of the
                 Indenture, this Agreement or any Delayed Delivery Contracts, the issue and sale of the Securities, the consummation of the other transactions herein contemplated or the fulfillment of the terms hereof will not conflict with, result in a breach of, or constitute a default under the Articles of Incorporation or By-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any statute, rule, order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;





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                          (ix) This Agreement and any Delayed Delivery
                 Contracts have been duly authorized, executed and delivered by the Company.

                          (x) The Company and its Subsidiaries have all
                 necessary franchises or permits for natural gas operations in all communities now served, except as set forth in the Registration Statements and except where the failure to be so authorized by franchise or permit does not, in the opinion of such counsel, materially affect the right of the Company or such Subsidiary to the use of its properties or the conduct of its business; and the franchises of the Company and its Subsidiaries referred to in the Registration Statements are good and valid except for and subject only to such defects as may be set forth or referred to in the Registration Statements, and such others as do not, in the opinion of such counsel, materially affect the right of the Company or such Subsidiary to the use of its properties or the conduct of its business, and said franchises impose no materially burdensome restrictions; and

                          (xi) To the best knowledge of such counsel, the
                 Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of the State of South Carolina and Tennessee, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. A copy of any such opinion of other counsel shall be delivered to the Underwriters.

                 (e) You shall have received from Mudge Rose Guthrie Alexander & Ferdon, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statements, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters. In rendering their opinion, such counsel may rely upon the opinion of Amos & Jeffries, L.L.P., referred to above as to all matters governed by North Carolina law.

                 (f) At or prior to the time of execution of this Agreement and at the Closing Date, you shall have received a letter from Deloitte & Touche LLP, dated the date of delivery thereof, to the effect set forth in Exhibit II hereto.

                 (g) You shall have received from the Company a certificate, signed by the Chairman, the President or a Vice President, and by the principal financial or accounting officer, of the Company, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

                          (i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii) No stop order suspending the effectiveness of either Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened, by the Commission; and

                          (iii) Since the date of this Agreement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statements or Prospectus that has not been so set forth and there has been no document required to be filed under the Exchange Act and the rules and regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed.

                 (h) The Company shall have furnished to you such further certificates and documents as you shall have reasonably requested.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

                 6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statements when such part became effective, or in either Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                 (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statements when such part became effective, or in either Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred. The Company acknowledges that the statements set forth in the penultimate paragraph of the cover page, under the heading "Plan of Distribution" in any Preliminary Prospectus and the Prospectus and under the heading "Underwriting" in the Prospectus Supplement constitute the only information furnished in writing by or on behalf of such Underwriters for inclusion in the documents referred to in the forgoing indemnity, and you confirm that such statements are correct.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Underwriters in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                 (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total compensation or profit (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocations (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection
(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection
(d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (e) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statements as about to become a director of the Company), to each officer of the Company who has signed the Registration Statements and to each person, if any, who controls the Company within the meaning of the Act.

                 7. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Securities.

                 8. SUBSTITUTION OF UNDERWRITERS. (a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the amount of Securities not purchased does not aggregate more than 10% of the total amount of Securities set forth in Schedule A hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule A hereto except as may otherwise be determined by you) the Securities that the withdrawing or defaulting Underwriter or Underwriters agreed but failed to purchase.

                 (b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the amount of Securities not purchased aggregates more than 10% of the total amount of Securities set forth in Schedule A hereto, and arrangements satisfactory to you and the Company for the purchase of such Securities by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(g) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Securities agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

                 9. TERMINATION. You shall have the right by giving notice as hereinafter specified at any time at or prior to the Closing Date, to terminate this Agreement if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) trading of securities generally on the New York Stock Exchange shall have been suspended, or minimum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on such exchange, (iv) a banking moratorium shall have been declared by Federal or New York authorities, or (v) any outbreak or escalation of hostilities, declaration of war by Congress, any other substantial national or international calamity or emergency shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities to be purchased by the Underwriters. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(g) and Section 6 hereof shall at all times be effective. If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone, telex or telecopy, confirmed by letter.

                 10. NOTICES. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered, telexed or telecopied and confirmed to you at the address set forth for that purpose in Schedule B hereto, or if sent to the Company, shall be mailed, delivered, telexed or telecopied and confirmed to the Company at 1915 Rexford Road, Charlotte, North Carolina 28211, Attention: T. C. Coble, Vice President and Treasurer. Notice to any Underwriter pursuant to Section 6 hereof shall be mailed, delivered, telexed or telecopied and confirmed to such Underwriter's address as it appears in such Underwriter's questionnaire or other notice furnished to the Company in writing for the purpose of communications hereunder. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

                 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in
Section 6 hereof, and no other person will have any right or obligation hereunder. No purchaser of any Securities from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

                 In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you or by any one of you designated in Schedule B hereto will be binding upon all the Underwriters.

                 12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                              _________________

                 If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telecopied or other written communications.


                                              Very truly yours,

                                              PIEDMONT NATURAL GAS COMPANY, INC.



                                              By
                                                 ------------------------------
                                                 Name:
                                                 Title:



ACCEPTED as of the date first above
  written [on behalf of ourselves and as
  Representative(s) of the other Underwriters named in Schedule A hereto].

[Name(s) of Representative(s)]


By
  -------------------------------


  By
    -----------------------------
    Name:
    Title:

                                   SCHEDULE A


                                                                                              Amount of
                                                                                              Securities
                                                                                                to be
                                  Underwriter                                                  Purchased
                                  -----------                                                 -----------









                                                                                           -------------------

                                  Total . . . . . . . . . . . . . . . . . . . . . . . . . .$
                                                                                           ===================

                                  SCHEDULE B


Registration Statement No. 33-60108 and 33-
                                           -----

Titles of Securities:

Amounts of Securities:

Purchase Price:

Delayed Delivery:

Closing-

       Office for delivery of Securities:

       Office for payment for Securities:

       Date and time of Closing:

       Method of Payment:

       Type of Funds:

Underwriting Commission/Discount-

       Amount:

       Method of payment:

Address for notices per Section 10:

Name of Underwriter to act per Section 11:

Form of Securities:

Particular terms of the Securities-

       Interest:

       Maturity:

       Other terms:

                                                                       EXHIBIT I


                      PIEDMONT NATURAL GAS COMPANY, INC.


                             [Title of Securities]


                           DELAYED DELIVERY CONTRACT


                                                                          , 199
                                                      ----------------- --     -

Piedmont Natural Gas Company, Inc.
c/o
    ---------------------------------
       [As Representative of the Several Underwriters,]

              ---------------------

              ---------------------

              ---------------------

Gentlemen:

                 The undersigned hereby agrees to purchase from Piedmont Natural Gas Company, Inc. (the "Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert -- as of the date hereof, for delivery on __________, 199_ (the "Delivery Date")] $__________ principal amount of the Company's _______________ (the "Securities"), offered by the Company's Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price of ___% of the principal amount thereof plus accrued interest, if any, from _________ to the Delivery Date and on the further terms and conditions set forth in this contract.

                 [If two or more delayed closings, insert - The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the amounts set forth below:

                 DELIVERY DATE             AMOUNT

                 -------------             ----------


                 -------------             ----------

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

                 Payment for the Securities that the undersigned has agreed to purchase for delivery on a Delivery Date shall be made to the Company by [certified or official bank check] [wire transfer] of [next day] [immediately available] funds [payable to the order of the Company] [to the Company's account at ________] on that Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on that Delivery Date in [definitive] [book-entry] form [and in such denominations and registered in such names as the undersigned may designate by written or telecopied communication addressed to the Company not less than five full business days prior to that Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the total amount of Securities to be purchased by the undersigned on that Delivery Date.]

                 The obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on a Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at that Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof, and (2) the Company shall have sold to the Underwriters the amount of Securities to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above.

                 Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

                 This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                 It is understood that the acceptance of this contract and any other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                 This contract shall be governed by, and construed in accordance with, the laws of the State of New York.


                                             Very truly yours,

                                             [Name of Purchaser]



                                             By
                                               --------------------------------
                                               Name:
                                               Title:


                                             ----------------------------------


                                             ----------------------------------
                                                     (Address of Purchaser)


Accepted, as of the above date.

PIEDMONT NATURAL GAS COMPANY, INC.



By
  --------------------------------
  Name:
  Title:

                                                                      EXHIBIT II


                 1. They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the Rules and Regulations.

                 2. In their opinion, the financial statements and any schedules audited by them and included or incorporated by reference in the Registration Statements and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder.

                 3. They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited financial statements included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus.

                 4. On the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the audit committee of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries, nothing came to their attention which caused them to believe that:

         (A) any material modifications should be made to the unaudited financial statements, if any, included or incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

         (B) the unaudited financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder;

         (C) the unaudited capsule information, if any, included in the Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements from which such capsule information was derived or was not determined on a basis substantially consistent with that of the audited financial statements included in the Prospectus;

         (D) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the capital stock (except for the issuance of Common Stock under the Company's Employee Stock Purchase Plan and Dividend Reinvestment and Stock Purchase Plan) or any increase in short-term indebtedness or consolidated long-term debt or any decrease in total common stock equity of the Company and consolidated subsidiaries; or, at the date of the latest available balance sheet read by such accountants, there was any increase in consolidated net current liabilities or any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

         (E) for the period from the date of the latest income statement included in the Prospectus to the date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated operating revenues, utility operating income or net income;

except in all cases set forth in clauses (D) and (E) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

         5. They have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection. References to the Prospectus in this Exhibit II include any supplement thereto at the date of the letter.





                                       2